CMFG Life Insurance Company

February 24, 2023

VIA ELECTRONIC FILING

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, D.C. 20549

Re:	CMFG Variable Life Insurance Account, File No. 811-03915 CMFG Variable Annuity Account, File No. 811-08260 Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, each Registrant named above, each a unit investment trust registered as an investment company under the Act, mailed its contract owners either the annual reports or a notice of online availability of shareholder reports as permitted under Rule 30e-3 of the Act for the management investment companies in which its subaccounts invest, which include the following:

BlackRock Variable Series Fund, Inc.

BlackRock Global Allocation V.I. Fund

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund

Mutual Global Discovery VIP Fund

Franklin Income VIP Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Global Strategic Income Fund

Invesco Oppenheimer V.I. International Growth Fund®

Invesco V.I. Main Street Small Cap Fund®

Invesco V.I. Main Street Fund®

MFS® Variable Insurance Trust

MFS® Income Portfolio

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Total Return Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

Ultra Series Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Vanguard Insurance Fund

Vanguard Variable Insurance Fund Money Market Portfolio

We understand these management investment companies have separately filed their annual reports with the Securities and Exchange Commission under separate cover.

Please contact me at (608) 665-4184 if you have any questions regarding this filing.

Regards,

/s/Britney Schnathorst

Britney Schnathorst
Associate General Counsel